UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2022

Date of reporting period:  12/31/2022

Item 1. Reports to Stockholders.

(a)

Special Opportunities Fund, Inc.
(SPE)
Annual Report
For the year ended
December 31, 2022

Special Opportunities Fund, Inc.

Managed Distribution Plan (unaudited)

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

In the year ended December 31, 2022, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

February 28, 2023

Dear Fellow Shareholder:

Good riddance to 2022.  The S&P 500 Index recovered a bit in the second half of the year, rising 2.31%, but was still down 18.11% for the entire year.  After accounting for distributions, the Fund’s net asset value per common share (NAV) gained 0.22% in the second half of 2022 but was off by 13.81% for the full year.  This year has started out on a positive note with the NAV return of the Fund up about 4% as of this writing.  What the rest of the year will bring is anyone’s guess.

The Fund’s managed distribution plan calls for distributions to be made each month to common shareholders at an annual rate of at least 8% of the NAV of the Fund’s common shares as of the last trading day of the prior year.  Since the NAV on December 31, 2022 was $13.01, the minimum monthly distribution for 2023 is $0.0867 per share.

As we previously reported, on July 9, 2021, all 60,923 shares of the Fund’s outstanding Convertible Preferred Stock, Series B were redeemed at $25 per share.  On January 21, 2022, the Fund completed a rights offering for shares of a newly issued Convertible Preferred Stock, Series C at $25 per share.  The Series C Stock pays a quarterly distribution at a rate of 2.75% per annum and may be converted into common stock initially at a price of $20.50 per share (or a ratio of 1.2195 shares of common stock for each share of Series C Stock) and adjusted for any distributions subsequently made to or on behalf of common stockholders.  Please refer to the prospectus, which is available on the SEC’s website, for the full details about the Series C stock.  The current conversion ratio and diluted NAV of the common shares (assuming all Series C shares are converted to common shares) are posted on the Fund’s website.

Investment Commentary

As of December 31, 2022, shares of closed-end funds (CEFs) including business development companies (BDCs) comprised about 62% of the Fund’s investable assets.  Generally, we only buy shares of these vehicles at a discount to their NAV.  Also, we look for situations where we see a prospect for discount narrowing.  Investments in special purpose acquisition companies (SPACs) made up another 22.5% of the Fund’s total investable assets.  The balance of the portfolio consisted primarily of shares of undervalued operating companies, notes, and cash equivalents.

As previously reported, on February 17, 2022, a well-reasoned opinion issued by a judge in the District Court for the Southern District of New York found that a bylaw placing so-called “control share” limitations on voting by shareholders of CEFs “violates Section 18(i) of the Investment Company Act of 1940.”  The decision has been appealed, but we think it is likely to be affirmed.  More recently, a Massachusetts state court came to the same conclusion so it would not be surprising if there are more lawsuits by investors to compel CEFs to comply

Special Opportunities Fund, Inc.

with Section 18(i)’s requirement that “every share of stock…shall be a voting stock and have equal voting rights with every other outstanding voting stock.”  It is disappointing that investors have to bring lawsuits to protect their statutory voting rights even though the SEC has the power to do so.  Unfortunately, despite the Commission’s recent focus on ESG investing, its primary concern seems to be with the more woke aspects of “E” (environmental) and “S” (social) policies while giving short shrift to the “G” (governance and voting) policies of investment companies.

There is good news about our investment in Vertical Capital Income Fund (VCIF), a unique CEF whose portfolio consists of whole home mortgages.  In our last letter, we noted that VCIF had engaged an investment banker “to evaluate strategic alternatives for the Fund, with the goal of increasing shareholder value.”  As is often the case, it took longer than we would have liked, but on January 12, 2023, VCIF announced a transaction that includes Carlyle becoming the new investment advisor, a cash payment by Carlyle to shareholders, and a self-tender offer.  The stock price of VCIF, which was $8.88 before the announcement, is now hovering around $10.

In our last letter, we discussed another CEF, Tortoise Power and Energy Infrastructure Fund (TPZ), whose manager, apparently sensing shareholder unrest, had recently taken positive action to address the discount to NAV, including a significant dividend increase and two conditional tender offers if the average discount exceeds 10% over a specified time span.  Over the next few months, the stock discount narrowed, providing an opportunity to exit our position.

The Templeton Global Income Fund (GIM) saga appears to be over.  GIM was a target of Saba Capital Management, another activist investor that succeeded in electing four trustees (out of eleven) in 2021.  Saba seemed poised to gain control of the board of GIM at the annual meeting to be held in early June of 2022.  As it turned out, the vote was closer than anticipated.  Consequently, a few days before the meeting Saba, believing that certain large blocks of shares of GIM, including ours, might swing the election, reached out to us and offered to buy our shares at a premium to the market price.  After a brief negotiation, we agreed to sell all of our shares to Saba at 95% of NAV (as of a specific date) if it lost the election and 99% of NAV if it won.  Shortly after the meeting, Saba announced that its nominees had been elected, but a few days later GIM sued to prevent certification of the results.  As we predicted, the court recently ruled in Saba’s favor and we consummated the sale of our shares of GIM to Saba at the higher fixed price.

In our previous letter, we discussed our efforts to persuade management of Delaware Enhanced Global Dividend and Income Fund (DEX) to provide a liquidity event prior to its proposed merger into abrdn [sic] Global Dynamic Dividend Fund (AGD).  We are pleased to report that we subsequently negotiated an agreement

Special Opportunities Fund, Inc.

that provided for DEX to conduct a tender offer to purchase up to 30% of its outstanding common shares contingent on shareholder approval of the proposed reorganization at a price equal to 98% of its net asset value per share.  That tender offer was recently completed.  As a result, we were able to sell 75.64% of our DEX shares at a 2% discount to NAV.

In October 2022, we submitted a shareholder proposal to Nuveen Short Duration Credit Opportunities Fund (JSD), which was trading at a discount to NAV of more than 12%, to liquidate or convert JSD to (or merge it with) an exchange traded fund (ETF) or an open-end mutual fund.  After speaking with management, and in light of a somewhat narrower discount, we elected to withdraw our proposal.  Last month, Nuveen announced that it intended to merge four CEFs including JSD.  While such a merger has some benefits, we believe a tender offer similar to the one conducted by DEX should be completed before a merger occurs.  Absent such a tender offer, we are inclined to campaign against the merger and push for a liquidation of JSD.

A proxy contest and litigation appear likely for First Trust Dynamic Europe Equity Income Fund (FDEU).  In 2023, FDEU is required to call a shareholder meeting to vote on whether to convert to an open-end fund.  We reached out to the Board of Trustees to ask if it would recommend a vote for the conversion of FDEU to an open-end fund.  The Board refused to make any commitment at all.  Consequently, we expect to solicit proxies to elect Trustees who are not beholden to FDEU’s manager for their positions.  We think we are likely to prevail in a fair election.  However, the Board has said that it will refuse to count our proxies if they are voted for our nominees and has not explained its stance other than to say that it has determined that our nominees are ineligible and that we should not question its good faith.  That leaves us little choice but to litigate.

Center Coast Brookfield MLP & Energy Infrastructure Fund (CEN) has been a terrible performer, its stock price down an average of 20% per year over the last five years.  After complaints from stockholders, last August CEN announced that it “has been and continues to evaluate various strategic options…to advance and maximize shareholder value” and that [t]he Board expects to be in a position to present an option for shareholder action or otherwise by the end of the first quarter 2023.”  In a subsequent letter to stockholders, CEN’s managers reiterated that expectation.  For that reason, we think CEN’s current discount is likely to narrow in the near future.

In our last letter, we discussed a lawsuit we had filed against FAST Acquisition Corp. (FST) a SPAC that was slated to liquidate, to prevent management from keeping its remaining assets rather than making an equitable distribution to all stockholders (including those shares held by the sponsor).  After later discovering documentation that the sponsor had agreed to forego any distributions if FST liquidated, we filed an amended (stronger) complaint asking the court to order

Special Opportunities Fund, Inc.

that its assets be distributed only to the public stockholders.  All shares of FST have been redeemed for the cash in the trust account, but as a former stockholder, the Fund retains an off-balance sheet legal claim against FST that is effectively valued at zero.  With the legal proceedings coming to a head, and with no material factual disputes to resolve, a settlement in the near future is possible.

One of our largest operating company investments is shares of Texas Pacific Land (TPL), a company that owns approximately 880,000 acres of land in West Texas, primarily in the Permian Basin, and has traditionally generated revenue through rental and royalty payments by oil and gas producers.  Despite generally strong stock performance over the past few years, a number of shareholders, including us, believe that its potential is not being fully realized and that senior management has deployed capital generated by its traditional high margin business to other businesses with lower margins to justify the executives’ extremely high compensation.  We think most of TPL’s profits should be used to repurchase its shares or be distributed to stockholders.  The company has sued its largest shareholder for allegedly breaching a promise to vote its shares in accordance with the Board’s recommendation on a proposal that is arguably a prelude to an acquisition.  We believe the shareholder will argue that the proposal in question is exempt from its voting agreement.  While it is difficult to predict the outcome of this lawsuit, a ruling for the shareholder could be a catalyst for a higher stock price.

As always, please note that instruction forms for voting proxies for certain closed-end funds held by the Fund are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html.  To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Growth of $10,000 Investment

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/2022

Net asset value returns	1 year	5 years	10 years
Special Opportunities Fund, Inc.	-13.81%	3.92%	5.91%

Market price returns
Special Opportunities Fund, Inc.	-18.33%	4.74%	6.95%

Index returns
S&P 500® Index	-18.11%	9.42%	12.56%

Share price as of 12/31/2022
Net asset value			$13.01
Market price			$11.40

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. You cannot invest directly in an index.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/2022(1) (Unaudited)

	Value	Percent
Investment Companies	$128,448,765	62.16%
Special Purpose Acquisition Vehicles	46,509,517	22.51
Other Common Stocks	11,395,723	5.51
Money Market Funds	7,083,129	3.43
Unsecured Notes	4,918,863	2.38
Real Estate Investment Trusts	4,888,137	2.37
Corporate Obligations	1,525,819	0.74
Preferred Stocks	994,791	0.48
Trusts	543,244	0.26
Warrants	315,349	0.15
Rights	20,262	0.01
Total Investments	$206,643,599	100.00%

(1)	As a percentage of total investments assets.

The following table represents the Fund’s investments categorized by country of risk as of December 31, 2022:

% of Total
Country	Investments
United States	98.46%
Ireland	0.74%
Mexico	0.47%
Cayman Islands	0.33%
100.00%

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Shares	Value
INVESTMENT COMPANIES—86.14%
Closed-End Funds—71.14%
Aberdeen Asia-Pacific Income Fund, Inc.	560,502	$1,474,120
Adams Diversified Equity Fund, Inc.	322,377	4,687,362
Apollo Tactical Income Fund, Inc.	96,992	1,175,543
BlackRock California Municipal Income Trust	362,769	3,928,788
Blackrock ESG Capital Allocation Trust	291,233	3,911,259
Blackstone Strategic Credit Fund	17,663	186,875
Center Coast Brookfield MLP & Energy Infrastructure Fund	108,311	1,879,196
Central Securities Corp.	214,394	7,158,401
Cushing MLP & Infrastructure Total Return Fund	51,313	1,722,577
Delaware Enhanced Global Dividend & Income Fund	334,480	2,608,944
Delaware Ivy High Income Opportunities Fund	29,962	328,383
Destra Multi-Alternative Fund	168,573	1,151,354
Dividend and Income Fund	350,673	3,888,964
Eaton Vance New York Municipal Bond Fund	319,151	2,875,550
Ellsworth Growth and Income Fund Ltd.	77,150	615,657
First Trust Dynamic Europe Equity Income Fund	516,930	5,830,970
First Trust High Income Long/Short Fund	11,379	130,290
General American Investors Co., Inc.	324,541	11,732,157
High Income Securities Fund	242,733	1,577,764
Highland Income Fund	397,753	4,096,856
Mexico Equity & Income Fund, Inc. (a)	100,100	878,878
MFS High Yield Municipal Trust	262,318	821,055
MFS Investment Grade Municipal Trust	60,598	431,458
Morgan Stanley Emerging Markets Debt Fund, Inc.	326,318	2,134,120
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	31,026	136,514
Neuberger Berman California Municipal Fund, Inc.	59,297	670,020
Neuberger Berman New York Municipal Fund, Inc.	69,897	659,129
Neuberger Berman Next Generation Connectivity Fund, Inc.	419,355	3,814,034
New America High Income Fund, Inc.	45,969	303,395
Nuveen Multi-Asset Income Fund	12,779	146,831
Nuveen Short Duration Credit Opportunities Fund	127,679	1,514,273
NXG NextGen Infrastructure Income Fund	19,749	755,794
Pershing Square Holdings Ltd. Fund (f)	10,000	344,700
Saba Capital Income & Opportunities Fund	592,234	4,506,901

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Shares	Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
SRH Total Return Fund, Inc.	938,037	$11,913,070
Taiwan Fund, Inc.	223,819	5,167,981
Templeton Global Income Fund	873,330	3,781,519
The Swiss Helvetia Fund, Inc.	236,992	1,791,660
Vertical Capital Income Fund	310,486	2,704,333
Virtus Total Return Fund, Inc.	403,236	2,641,196
		106,077,871
Business Development Companies—15.00%
Barings BDC, Inc.	264,766	2,157,843
CION Investment Corp.	822,020	8,014,695
Crescent Capital BDC, Inc.	93,701	1,197,499
FS KKR Capital Corp.	203,874	3,567,795
Logan Ridge Finance Corp. (a)	68,661	1,535,239
Portman Ridge Finance Corp.	113,781	2,616,963
Runway Growth Finance Corp.	243,444	2,821,516
SuRo Capital Corp.	120,880	459,344
		22,370,894
Total Investment Companies (Cost $131,995,640)		128,448,765

TRUSTS—0.36%
Copper Property CTL Pass Through Trust	39,620	524,965
Lamington Road Grantor Trust (a)(c)(f)	320,690	18,279
Total Trusts (Cost $616,025)		543,244

PREFERRED STOCKS—0.67%
Real Estate Investment Trusts—0.67%
Brookfield DTLA Fund Office Trust Investor, Inc.	171,723	635,375
NexPoint Diversified Real Estate Trust	22,324	359,416
Total Preferred Stocks (Cost $4,932,717)		994,791

OTHER COMMON STOCKS—7.65%
Oil, Gas & Consumable Fuels—6.92%
Texas Pacific Land Corp.	4,400	10,314,612

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Shares	Value
OTHER COMMON STOCKS—(continued)
Real Estate Management & Development—0.73%
Howard Hughes Corp. (a)	12,000	$917,040
Trinity Place Holdings, Inc. (a)	221,748	164,071
		1,081,111
Total Other Common Stocks (Cost $6,552,341)		11,395,723

REAL ESTATE INVESTMENT TRUSTS—3.28%
Creative Media & Community Trust Corp.	26,801	131,325
NexPoint Diversified Real Estate Trust	202,079	2,265,306
Seven Hills Realty Trust	274,093	2,491,506
Total Real Estate Investment Trusts (Cost $8,568,601)		4,888,137

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—31.19% (a)
Alset Capital Acquisition Corp.	47,500	475,950
AltC Acquisition Corp.	100,000	992,000
Arctos NorthStar Acquisition Corp. (f)	80,508	812,326
Ares Acquisition Corp. (f)	100,000	1,007,000
B Riley Principal 250 Merger Corp.	99,999	995,990
Blockchain Coinvestors Acquisition Corp. I (f)	65,000	666,250
C5 Acquisition Corp.	100,000	998,530
Cactus Acquisition Corp. 1 Ltd. (f)	81,400	835,164
Cartesian Growth Corp. II (f)	65,958	676,070
Churchill Capital Corp. V	105,728	1,050,936
Churchill Capital Corp. VI	81,000	809,595
Churchill Capital Corp. VII	124,920	1,245,452
Colombier Acquisition Corp.	99,999	993,990
Concord Acquisition Corp. II	93,029	925,173
dMY Technology Group, Inc. VI	118,227	1,188,181
Elliott Opportunity II Corp. (f)	100,000	1,008,000
FG Merger Corp.	200,000	2,038,000
Fifth Wall Acquisition Corp. III (f)	73,639	739,336
Forum Merger IV Corp.	96,900	971,907
FTAC Hera Acquisition Corp. (f)	142,000	1,435,620
Fusion Acquisition Corp. II	139,998	1,405,580
G Squared Ascend II, Inc. (f)	67,998	689,500

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
Graf Acquisition Corp. IV	100,000	$995,000
GX Acquisition Corp. II	150,000	1,501,500
HNR Acquisition Corp.	63,000	644,490
Hudson Acquisition I Corp. Units	25,100	255,769
Jack Creek Investment Corp. (f)	81,378	824,359
Kensington Capital Acquisition Corp. V (f)	100,000	1,019,500
Keyarch Acquisition Corp. (f)	150,000	1,516,500
Leo Holdings Corp. II (f)	99,232	1,001,251
LIV Capital Acquisition Corp. II (f)	94,500	969,570
Live Oak Crestview Climate Acquisition Corp. Units	1	10
Live Oak Crestview Climate Acquisition Corp.	1,620	16,119
M3-Brigade Acquisition III Corp.	159,558	1,617,918
Marlin Technology Corp. (f)	17,199	174,226
Metals Acquisition Corp. (f)	49,900	499,250
Murphy Canyon Acquisition Corp.	94,500	968,625
Pioneer Merger Corp. (f)	204,017	2,068,732
Plutonian Acquisition Corp. Units	101,969	1,026,828
Post Holdings Partnering Corp.	150,000	1,489,500
Rice Acquisition Corp. II (f)	107,500	1,093,275
Screaming Eagle Acquisition Corp. (f)	200,000	1,988,000
Social Capital Suvretta Holdings Corp. II (f)	50,000	503,000
Social Capital Suvretta Holdings Corp. IV (f)	50,000	502,500
Tailwind International Acquisition Corp. (f)	98,300	991,847
Vector Acquisition Corp. II (f)	150,385	1,518,889
Warburg Pincus Capital Corp. I-A (f)	50,000	505,000
Warburg Pincus Capital Corp. I-B (f)	39,000	393,510
Zimmer Energy Transition Acquisition Corp.	46,613	463,799
Total Special Purpose Acquisition Vehicles (Cost $45,581,583)		46,509,517

	Principal
	Amount
CORPORATE OBLIGATIONS—1.02%
Lamington Road DAC (b)(c)(f)
8.000%, 04/07/2121	$15,982,622	639,305
9.750%, 04/07/2121	1,708,119	886,514
Total Corporate Obligations (Cost $5,374,067)		1,525,819

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Principal
	Amount	Value
UNSECURED NOTES—3.30%
iMedia Brands, Inc.
8.500%, 09/30/2026	37,301	$311,463
Sachem Capital Corp.
7.125%, 06/30/2024	60,000	1,461,600
7.750%, 09/30/2025	120,000	2,743,200
6.000%, 03/30/2027	20,000	402,600
Total Unsecured Notes (Cost $5,892,525)		4,918,863

	Shares
WARRANTS—0.21% (a)
African Gold Acquisition Corp.
Expiration: March 2028
Exercise Price: $11.50 (f)	150,000	30
AGBA Group Holding Ltd.
Expiration: May 2024
Exercise Price: $11.50 (f)	51,750	2,194
Alset Capital Acquisition Corp.
Expiration: February 2027
Exercise Price: $11.50	23,750	1,803
Andretti Acquisition Corp.
Expiration: March 2028
Exercise Price: $11.50 (f)	72,334	5,092
Arbor Rapha Capital Bioholdings Corp. I
Expiration: March 2023
Exercise Price: $11.50	30,933	1,237
Arctos NorthStar Acquisition Corp.
Expiration: December 2028
Exercise Price: $11.50 (f)	4,777	202
Ares Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50 (f)	20,000	9,326
Authentic Equity Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50 (f)	54,000	189
B Riley Principal 250 Merger Corp.
Expiration: December 2027
Exercise Price: $11.50	33,333	1,000

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Shares	Value
WARRANTS—(continued)
Biote Corp.
Expiration: February 2027
Exercise Price: $11.50	26,521	$6,630
Blockchain Coinvestors Acquisition Corp. I
Expiration: November 2028
Exercise Price: $11.50 (f)	32,500	1,625
C5 Acquisition Corp.
Expiration: May 2028
Exercise Price: $11.50	50,000	1,500
Cactus Acquisition Corp. 1 Ltd.
Expiration: July 2023
Exercise Price: $11.50 (f)	40,700	407
Cartesian Growth Corp. II
Expiration: July 2028
Exercise Price: $11.50 (f)	21,986	4,945
CF Acquisition Corp. VIII
Expiration: December 2027
Exercise Price: $11.50	8,500	238
Churchill Capital Corp. V
Expiration: October 2027
Exercise Price:	26,432	2,133
Churchill Capital Corp. VI
Expiration: December 2027
Exercise Price: $11.50	16,200	972
Churchill Capital Corp. VII
Expiration: February 2028
Exercise Price: $11.50	24,984	1,234
Colombier Acquisition Corp.
Expiration: December 2028
Exercise Price: $11.50	33,333	2,523
Conyers Park III Acquisition Corp.
Expiration: August 2028
Exercise Price: $11.50	99,245	14,788
Corner Growth Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50 (f)	33,333	1,003
Corner Growth Acquisition Corp. 2
Expiration: March 2023
Exercise Price: $11.50 (f)	14,366	144

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Shares	Value
WARRANTS—(continued)
Digital Health Acquisition Corp.
Expiration: October 2023
Exercise Price: $11.50	116,000	$11,310
DTRT Health Acquisition Corp.
Expiration: August 2029
Exercise Price: $11.50	38,125	11,434
Dune Acquisition Corp.
Expiration: October 2027
Exercise Price: $11.50	19,300	234
EdtechX Holdings Acquisition Corp. II
Expiration: June 2027
Exercise Price: $11.50	55,500	2,439
Elliott Opportunity II Corp.
Expiration: February 2023
Exercise Price: $11.50 (f)	150,000	7,650
FAST Acquisition Corp. II
Expiration: March 2026
Exercise Price: $11.50	30,543	20,464
FG Merger Corp.
Expiration: June 2027
Exercise Price: $11.50	150,000	7,500
Forum Merger IV Corp.
Expiration: December 2027
Exercise Price: $11.50	24,225	727
FTAC Hera Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50 (f)	35,500	976
Fusion Acquisition Corp. II
Expiration: December 2027
Exercise Price: $11.50	46,666	37
G Squared Ascend II, Inc.
Expiration: December 2026
Exercise Price: $11.50 (f)	22,666	569
Graf Acquisition Corp. IV
Expiration: May 2028
Exercise Price: $11.50	20,000	1,698
GX Acquisition Corp. II
Expiration: December 2028
Exercise Price: $11.50	50,000	39,500

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Shares	Value
WARRANTS—(continued)
HNR Acquisition Corp.
Expiration: July 2028
Exercise Price: $11.50	63,000	$3,780
IG Acquisition Corp.
Expiration: October 2027
Exercise Price: $11.50	88,173	2,306
Insight Acquisition Corp.
Expiration: February 2023
Exercise Price: $11.50 (c)(e)	12,450	71
Investcorp Europe Acquisition Corp. I
Expiration: November 2028
Exercise Price: $11.50 (f)	150,000	375
Jack Creek Investment Corp.
Expiration: December 2027
Exercise Price: $11.50 (f)	215,689	45,316
Juniper II Corp.
Expiration: December 2028
Exercise Price: $11.50	104,500	17,075
Keyarch Acquisition Corp.
Expiration: July 2028
Exercise Price: $11.50 (f)	75,000	2,063
Lamington Road
Expiration: July 2025
Exercise Price: $0.20 (c)(e)(f)	640,000	0
Landcadia Holdings IV, Inc.
Expiration: March 2028
Exercise Price: $11.50	25,000	2,500
Leo Holdings Corp. II
Expiration: January 2028
Exercise Price: $11.50 (f)	12,308	246
LIV Capital Acquisition Corp. II
Expiration: February 2027
Exercise Price: $11.50 (f)	70,875	3,898
Live Oak Crestview Climate Acquisition Corp.
Expiration: March 2026
Exercise Price: $11.50	540	97
M3-Brigade Acquisition III Corp.
Expiration: May 2023
Exercise Price: $11.50	36,666	14,666

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Shares	Value
WARRANTS—(continued)
Marlin Technology Corp.
Expiration: March 2026
Exercise Price: $11.50 (f)	5,733	$9
Mason Industrial Technology, Inc.
Expiration: December 2027
Exercise Price: $11.50	75,000	1,500
Motive Capital Corp. II
Expiration: May 2028
Exercise Price: $11.50 (f)	79,025	3,169
Murphy Canyon Acquisition Corp.
Expiration: February 2027
Exercise Price: $11.50	94,500	6,521
Nogin, Inc.
Expiration: August 2027
Exercise Price: $11.50	55,350	1,079
Northern Star Investment Corp. III
Expiration: February 2028
Exercise Price: $11.50	17,833	357
Northern Star Investment Corp. IV
Expiration: December 2027
Exercise Price: $11.50	8,833	206
Oxbridge Acquisition Corp.
Expiration: January 2023
Exercise Price: $11.50 (f)	50,000	1,600
Post Holdings Partnering Corp.
Expiration: February 2023
Exercise Price: $11.50	200,000	16,000
Quantum FinTech Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50	76,000	2,356
Screaming Eagle Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50 (f)	50,000	11,785
Shapeways Holdings, Inc.
Expiration: October 2026
Exercise Price: $11.50	100,000	1,690
Signa Sports United NV
Expiration: December 2026
Exercise Price: $11.50 (f)	29,000	2,308

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2022

	Shares	Value
WARRANTS—(continued)
Tailwind International Acquisition Corp.
Expiration: March 2028
Exercise Price: $11.50 (f)	13,400	$55
TG Venture Acquisition Corp.
Expiration: August 2023
Exercise Price: $11.50	100,000	6,000
ZyVersa Therapeutics, Inc.
Expiration: December 2026
Exercise Price: $11.50 (c)(e)	65,250	4,568
Total Warrants (Cost $1,572,595)		315,349

RIGHTS—0.02% (a)
Alset Capital Acquisition Corp.	47,500	5,225
Keyarch Acquisition Corp. (f)	150,000	10,875
Nocturne Acquisition Corp. (f)	75,000	4,162
Total Rights (Cost $51,592)		20,262

MONEY MARKET FUNDS—4.75%
Fidelity Institutional Government Portfolio—Class I, 4.060% (d)	3,450,930	3,450,930
Invesco Treasury Portfolio—Institutional Class, 4.189% (d)	3,632,199	3,632,199
Total Money Market Funds (Cost $7,083,129)		7,083,129
Total Investments (Cost $218,220,815)—138.59%		206,643,599
Other Assets in Excess of Liabilities—0.56%		839,786
Preferred Stock (See Note 3)—(39.15)%		(58,373,850)
TOTAL NET ASSETS—100.00%		$149,109,535

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at December 31, 2022.
(c)	Fair valued securities. The total market value of these securities was $1,548,737, representing 1.04% of net assets. Value determined using significant unobservable inputs.
(d)	The rate shown represents the seven-day yield at December 31, 2022.
(e)	Illiquid securities. The total market value of these securities was $4,639, representing 0.00% of net assets.
(f)	Foreign-issued security.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2022

Assets:
Investments, at value (Cost $218,220,815)	$206,643,599
Cash	1,625,285
Receivables:
Investments sold	1,117,885
Dividends and interest	772,032
Other assets	24,807
Total assets	210,183,608

Liabilities:
Payables:
Investments purchased	2,368,958
Advisory fees	180,065
Administration fees	35,458
Chief Compliance Officer fees	5,721
Director fees	14,660
Fund accounting fees	974
Custody fees	7,073
Transfer Agent fees	5,531
Legal fees	21,311
Audit fees	45,005
Reports and notices to shareholders	15,467
Total liabilities	2,700,223

Preferred Stock:
2.75% Convertible Preferred Stock – $0.001 par value, $25 liquidation value per share;
2,334,954 shares outstanding
Total preferred stock	58,373,850

Net assets applicable to common shareholders	$149,109,535

Net assets applicable to common shareholders:
Common stock – $0.001 par value per common share; 199,995,800 shares authorized;
11,462,964 shares issued and outstanding, 14,343,863 shares held in treasury	$403,135,383
Cost of shares held in treasury	(240,131,002)
Total distributable earnings (deficit)	(13,894,846)
Net assets applicable to common shareholders	$149,109,535
Net asset value per common share ($149,109,535 applicable to
11,462,964 common shares outstanding)	$13.01

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the year ended
December 31, 2022
Investment income:
Dividends	$6,194,966
Interest	535,176
Total investment income	6,730,142

Expenses:
Investment advisory fees	2,263,931
Administration fees and expenses	229,862
Directors’ fees and expenses	211,489
Legal fees and expenses	117,928
Transfer agency fees and expenses	90,400
Reports and notices to shareholders	76,785
Compliance fees and expenses	63,376
Stock exchange listing fees	58,436
Audit fees	44,999
Custody fees and expenses	41,073
Insurance fees	33,283
Accounting fees and expenses	4,113
Other expenses	16,093
Net expenses	3,251,768
Net investment income	3,478,374

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	(954,692)
Distributions received from investment companies	1,828,305
Net realized gain	873,613
Change in net unrealized appreciation (depreciation) on:
Investments	(29,012,831)
Net realized and unrealized losses from investment activities	(28,139,218)
Decrease in net assets resulting from operations	(24,660,844)
Distributions to preferred stockholders	(1,467,040)
Net decrease in net assets applicable to common shareholders resulting from operations	$(26,127,884)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the Year Ended
December 31, 2022
Cash flows from operating activities:
Net decrease in net assets	$(24,660,844)
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(152,890,127)
Proceeds from sales of investments	113,569,801
Net purchases and sales of short-term investments	6,877,585
Return of capital distributions received from underlying investments	2,543,441
Accretion of discount	(156)
Decrease in dividends and interest receivable	679,482
Decrease in receivable for investments sold	1,434,025
Increase in other assets	(699)
Increase in payable for investments purchased	2,331,072
Decrease in payable to Adviser	(3,147)
Increase in accrued expenses and other liabilities	8,178
Net distributions received from investment companies	1,828,305
Net realized gains from investments	(873,613)
Litigation and other proceeds	2,406
Net change in unrealized appreciation of investments	29,012,831
Net cash used in operating activities	(20,141,460)

Cash flows from financing activities:
Distributions paid to common shareholders	(15,543,613)
Distributions paid to preferred shareholders	(1,467,040)
Proceeds from the issuance of preferred shares	58,373,850
Repurchase of common stock through tender offer	(19,612,500)
Net cash provided by financing activities	21,750,697
Net change in cash	$1,609,237

Cash:
Beginning of year	16,048
End of year	$1,625,285

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2022	December 31, 2021
From operations:
Net investment income	$3,478,374	$1,339,209
Net realized gain (loss) from:
Investments	(954,692)	21,575,933
Distributions received from investment companies	1,828,305	8,394,774
Net change in unrealized appreciation (depreciation) on:
Investments	(29,012,831)	9,469,453
Net increase (decrease) in net assets resulting from operations	(24,660,844)	40,779,369

Distributions paid to preferred shareholders:
Net dividends and distributions	(1,467,040)	(862,762)
Total dividends and distributions paid to preferred shareholders	(1,467,040)	(862,762)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	(26,127,884)	39,916,607

Distributions paid to common shareholders:
Net dividends and distributions	(15,317,585)	(20,728,094)
Return of capital	(226,028)	—
Total dividends and distributions paid to common shareholders	(15,543,613)	(20,728,094)

Capital Stock Transactions (Note 4)
Repurchase of common stock through tender offer	(19,612,500)	—
Conversion of preferred stock to common stock	—	54,076,325
Total capital stock transactions	(19,612,500)	54,076,325
Net increase (decrease) in net assets
applicable to common shareholders	(61,283,997)	73,264,838

Net assets applicable to common shareholders:
Beginning of year	210,393,532	137,128,694
End of year	$149,109,535	$210,393,532

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income (loss)(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Net realized gains from investment activities
Net increase (decrease) in net assets attributable to common stockholders resulting form operations
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Return of capital
Total dividends and distributions paid to common shareholders
Dilutive effect of conversions of preferred shares to common shares
Anti-Dilutive effect of tender offer
Net asset value, end of year
Market value, end of year
Total net asset value return(2)
Total market price return(3)
Ratio to average net assets attributable to common shares:
Ratio of expenses to average assets(4)
Ratio of net investment income to average net assets(1)
Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)
Liquidation value of preferred stock (000’s)
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of year

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2022	2021	2020	2019	2018
$16.55	$16.13	$16.06	$13.78	$16.70
0.28	0.18	0.59	0.31	(0.18)
(2.43)	4.06	0.84	3.13	(1.06)
(2.15)	4.24	1.43	3.44	(1.24)

(0.03)	(0.05)	(0.21)	(0.05)	(0.08)
(0.09)	(0.03)	(0.02)	(0.18)	(0.15)
(2.22)	4.16	1.20	3.21	(1.47)

(0.34)	(0.23)	(0.65)	(0.20)	(0.26)
(0.96)	(1.57)	(0.48)	(0.73)	(1.15)
(0.02)	—	—	—	(0.04)
(1.32)	(1.80)	(1.13)	(0.93)	(1.45)
—	(1.94)	—	—	—
0.05	—	—	—	—
$13.01	$16.55	$16.13	$16.06	$13.78
$11.40	$15.45	$14.08	$14.73	$11.84
-13.81%	14.09%	9.24%	23.72%	-8.79%
-18.33%	23.62%	5.00%	32.93%	-10.55%

1.89%	1.57%	2.13%	1.99%	1.92%
2.03%	0.72%	1.96%	2.01%	0.27%

$149,110	$210,394	$137,129	$136,504	$117,173
$58,374	$—	$55,599	$55,599	$55,599
54%	80%	85%	75%	66%

2,334,954	—	2,223,976	2,223,976	2,223,976
$89	$—	$87	$86	$78

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements

reviewed in order to make a good faith determination of a security’s fair value.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the

Special Opportunities Fund, Inc.

Notes to financial statements

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 32.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than acquisition cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the 1940 Act.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary and, pursuant to Rule 2a-5 under the 1940 Act, periodically assesses any material risks associated with the determination of fair value of Fund investments.

Special Opportunities Fund, Inc.

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)*	Total
Investment Companies
Closed-End Funds	$106,077,871	$—	$—	$106,077,871
Business Development
Companies	22,370,894	—	—	22,370,894
Trusts	524,965	—	18,279	543,244
Preferred Stocks
Real Estate Investment Trusts	994,791	—	—	994,791
Other Common Stocks
Oil, Gas & Consumable Fuels	10,314,612	—	—	10,314,612
Real Estate Management
& Development	1,081,111	—	—	1,081,111
Real Estate Investment Trusts	4,888,137	—	—	4,888,137
Special Purpose
Acquisition Vehicles	39,875,113	6,634,404	—	46,509,517
Corporate Obligations	—	—	1,525,819	1,525,819
Unsecured Notes	4,918,863	—	—	4,918,863
Warrants	245,961	64,749	4,639	315,349
Rights	10,875	9,387	—	20,262
Money Market Funds	7,083,129	—	—	7,083,129
Total	$198,386,322	$6,708,540	$1,548,737	$206,643,599

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

The fair value of derivative instruments as reported within the Schedule of Investments as of December 31, 2022:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$315,349

Special Opportunities Fund, Inc.

Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:

	Amount of Realized Loss on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Loss	$(239,563)
	on Investments

	Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$(950,559)
	depreciation of investments

The average monthly share amount of warrants during the period was 4,019,982. The average monthly market value of warrants during the period was $599,067.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Corporate
Category	Trusts	Obligations	Warrants
Balance as of 12/31/2021	$70,568	$3,631,998	$0
Acquisitions	—	578,513	66,506
Dispositions	—	—	—
Transfers into (out of) Level 3	—	—	—
Accretion/Amortization	—	156	—
Corporate Actions	—	—	11,460
Realized Gain (Loss)	—	—	—
Change in unrealized appreciation (depreciation)	(52,289)	(2,684,848)	(73,327)
Balance as of 12/31/2022	$18,279	$1,525,819	$4,639
Change in unrealized appreciation (depreciation)
during the period for Level 3 investments
held at December 31, 2022	$(52,289)	$(2,684,848)	$(171,210)

Special Opportunities Fund, Inc.

Notes to financial statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2022:

	Fair Value	Valuation	Unobservable		Impact to valuation
Category	12/31/2022	Methodologies	Inputs	Range	from an increase to input
Trusts	$18,279	Last Traded Price	Market	0.057-	Significant changes in
			Assessments	0.2201	market conditions could
					result in direct and
					proportional changes in the
					fair value of the security
Corporate	1,525,819	Last Traded Price,	Terms of the	4.00-	Significant changes in
Obligations		Company-Specific	Note/ Financial	71.983	company’s financials,
		Information	Assessments/		changes to the terms of the
			Company		notes or changes to the
			Announcements		general business conditions
					impacting the company’s
					business may result in
					changes to the fair value of
					the securities
Warrants	4,639	Last Traded Price	Market	0.00-	Significant changes in
			Assessments	1.00	market conditions could
					result in direct and
					proportional changes in the
					fair value of the security

Note 2
Related party transactions
Bulldog Investors, LLP serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLP.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2023, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $55,000, paid pro rata, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings.  As additional annual compensation, the Audit Committee Chairman, Corporate Governance Committee Chairman and Valuation Committee Chairman receive $5,000. Effective January 1, 2023, the Fund’s Chief Compliance Officer (“CCO”) receives annual compensation in the

Special Opportunities Fund, Inc.

Notes to financial statements

amount of $62,000.  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
During the year ended December 31, 2021 the Fund converted 2,163,053 shares or $54,076,325 of the Fund’s Convertible Preferred Stock, Series B into 4,211,996 shares of the Fund’s common stock.  The remaining 60,923 of Convertible Preferred Shares were redeemed at $25 per share for a total of $1,523,075.

On January 21, 2022 the Fund completed its Convertible Preferred Rights offering at $25 per share. As a result of this offering the Fund raised $58,373,850 and issued 2,334,954 shares of 2.75% Convertible Preferred Stock, Series C. The holders of Convertible Preferred Stock, Series C may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $19.290 per share of common stock (which is a current ratio of 1.2960 shares of common stock for each share of Convertible Preferred Stock, Series C held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, Series C, January 21, 2027, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock, Series C rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock, Series C at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock, Series C that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, Series C, the market

Special Opportunities Fund, Inc.

Notes to financial statements

price of the common stock is equal to or greater than $22.54 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock, Series C to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $19.290 per share of common stock (which is a current ratio of 1.2960 shares of common stock for each share of Convertible Preferred Stock, Series C held), subject to adjustment upon the occurrence of certain events.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the year ended December 31, 2022, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $152,890,127 and $113,566,048, respectively.  The Fund did not purchase or sell U.S. government securities during the year ended December 31, 2022.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 5
Capital share transactions
During the years ended December 31, 2022, 2021, 2020, 2019 and 2018 there were no shares of common stock repurchased by the Fund.

The Fund completed an offering to purchase up to 1,250,000 of the Fund’s shares outstanding at 97% of the net asset value (“NAV”) per common share on April 1, 2022. At the expiration of the offer on April 1, 2022, a total of 7,549,920 shares or approximately 59.39% of the Fund’s outstanding common shares were validly tendered. As the total number of common shares tendered exceeded 1,250,000 common shares, approximately 16.56% of the shares tendered by each tendering shareholder were accepted for payment at a price of $15.69 per share (97% of the NAV per common share of $16.18).

During the year ended December 31, 2021 the Fund converted 2,163,053 shares of 3.50% Convertible Preferred Stock into 4,211,996 shares of Common Stock.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Special Opportunities Fund, Inc.

Notes to financial statements

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2022	December 31, 2021
Ordinary income	$4,047,986	$12,420,427
Long-term capital gains	11,269,599	8,307,667
Return of capital	226,028	—
Total distributions paid	$15,543,613	$20,728,094

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2022	December 31, 2021
Ordinary income	$387,696	$577,139
Long-term capital gains	1,079,344	285,623
Total distributions paid	$1,467,040	$862,762

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2022.

The following information is presented on an income tax basis as of December 31, 2022:

Tax cost of investments	$218,820,294
Unrealized appreciation	15,406,461
Unrealized depreciation	(27,583,156)
Net unrealized depreciation	(12,176,695)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated/gains losses and other temporary differences	(1,718,151)
Total accumulated losses	$(13,894,846)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2022, there were no reclassifications made between total distributable earnings and paid-in capital.

Special Opportunities Fund, Inc.

Notes to financial statements

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2022, the Fund deferred, on a tax basis, post October losses of $360,824 in ordinary income and $1,357,327 in capital gains.

At December 31, 2022, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021), or expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Recent Market Events
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Note 8
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Special Opportunities Fund, Inc.

Notes to financial statements

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Note 9
Subsequent events
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Special Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc., including the portfolio of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2022, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2009.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2023

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Fund Investment Objective and Policies

The Fund investment objective is total return.  The investment objective is not fundamental and may be changed by the Board with 60 days’ notice to stockholders.  To achieve the objective, the Fund invests primarily in securities the Adviser believes have opportunities for appreciation.  The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations and tender offers.  In addition, the Fund may employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress when the Advisor perceives a mispricing.  Furthermore, the Fund may invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities, including long and short positions in securities involved in an announced merger or acquisition.  Securities which the Adviser identifies include closed-end investment companies with opportunities for appreciation, including funds that trade at a market price discount from their NAV.  In addition to the foregoing, the Adviser seeks out other opportunities in the market that have attractive risk reward characteristics for the Fund.

The Fund intends its investment portfolio, under normal market conditions, to consist principally of investments in other closed-end investment companies and the securities of large, mid and small-capitalization companies, including potentially direct and indirect investments in the securities of foreign companies.  Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, other closed-end investment companies and exchange-traded funds. The Fund may, however, invest a portion of its assets in debt securities or other investment opportunities when the Adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Fund’s investment adviser may determine to invest in debt or preferred securities including bank, corporate or government bonds, notes, and debentures that the Adviser determines are suitable investments for the Fund.  Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The Fund may, from time to time, engage in short sales of securities for investment or for hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The Fund may sell short individual stocks, baskets of

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

individual stocks and ETFs that the Fund expects to underperform other stocks which the Fund holds.  For hedging purposes, the Fund may purchase or sell short future contracts on global equity indexes.

The Fund may invest, without limitation, in the securities of closed-end funds, provided that, in accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will limit any such investment to no more than 3% of the voting stock of such fund and will vote such shares as provided in such Section as set forth below.

To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested may vote, the Adviser will direct  such shares to be voted in the same proportion as shares held by all other stockholders of such closed-end investment company (i.e., “mirror vote”) or seek instructions from the Fund’s stockholders with regard to the voting on such matter.  If the Adviser deems it appropriate to seek instructions from Fund stockholders, the Adviser will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions. Fund stockholders are informed of such proxy votes on the Fund’s website and by email, if so requested, and they may provide proxy voting instructions by email.  In a letter dated August 11, 2020 discussing the results of its 2018 compliance examination, the staff of the New York regional office of the SEC’s Office of Compliance Inspections and Examinations opined that, in connection with its prior proxy voting policy, pursuant to which the Fund voted its shares of closed-end funds as determined by a majority of proxy voting instructions received, the Fund “does not in certain cases meet the requirements of the exception set forth in Section 12(d)(1)(E)(iii) of the 1940 Act because in connection with seeking instructions from Fund shareholders with regard to voting certain proxies on behalf of the Fund, the Fund votes such proxies as determined by a majority of the shares owned by those Fund shareholders who provide proxy voting instructions.”  In response thereto, the Fund has amended its proxy voting policy to provide that the Fund will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions.

The ETFs and other closed-end investment companies in which the Fund invests may invest in common stocks and may invest in fixed income securities.  As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

The Fund’s management utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by the Fund’s investment adviser with respect to the Fund’s portfolio.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market.  From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.

The Fund’s investment adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into the Fund’s investment adviser’s recommendations and the portfolio manager’s decisions are subjective.

Fundamental Investment Restrictions

The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund’s investment policies.  The Fund may not:

(1)  issue senior securities (including borrowing money from banks and other entities and thorough reverse repurchase agreements), except (a) the Fund may

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

The following interpretation applies to, but is not a part of, fundamental limitation:

(1)  each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.”  When the assets and revenues of an agency authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.  However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.  This restriction does not limit the percentage of the Fund’s assets that may be invested in Municipal Obligations insured by any given insurer.

(2)  purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3)  make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investment in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(4)  engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

(5)  purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)  purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Principal Risks Factors Related to The Fund’s Investments

Other Closed-End Investment Company Securities:  The Fund invests in the securities of other closed-end investment companies.  Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Closed-end investment companies are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.  To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company.  The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock.  As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Special Purpose Acquisition Companies.  The Fund may invest in units, stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally deposits substantially all of the cash raised in its IPO (less a specified amount  to cover operating expenses) in a bank trust account which is generally invested in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. In addition, just prior to completion of an acquisition, shareholders of the SPAC can redeem their shares for a pro rata share of the value of the trust account.  Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities can vary on the perceived likelihood of management to identify and complete a profitable acquisition. In addition, such securities are subject to secondary market risk and may decline in value if sold prior to deal completion or trust liquidation. However, until a SPAC is liquidated or completes an acquisition, its common stock is unlikely to fall substantially below the per share value of the trust account.  If an acquisition is completed, the former SPAC’s shares and other securities will take on the same risks as an equivalent investment in the acquired company.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Short sales.  The Fund is authorized to make short sales. The Fund effects a short sale by borrowing and selling a security it does not own in anticipation of a decline in the value of the security or to hedge against the decline of a security the Fund owns. Short sales carry risks of loss if the price of the security sold short increases after the short sale. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Common Stocks.  The Fund invests in common stocks.  Common stocks represent an ownership interest in a company.  The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock).  Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.  Therefore, the value of your investment in the Fund may sometimes decrease instead of increase.  Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur.  In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers.  Because convertible securities can be

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds.  The Fund may invest in exchange-traded funds, which are investment companies that, in general, aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities, including Non-Investment Grade Securities.  The Fund may invest in fixed income securities, also referred to as debt securities.  Fixed income securities are subject to credit risk and market risk.  Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations.  Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.  The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.”  Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss.  Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities.  Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.  In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Corporate Bonds, Government Debt Securities and Other Debt Securities:  The Fund may invest in corporate bonds, debentures and other debt securities.  Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities.  Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.  The Fund may also invest in securities denominated in currencies of emerging market countries.  Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.  A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default.  Some of these risks do not apply to issuers in large, more developed countries.  These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Short Sale Risk:  When a cash dividend is declared on a security in which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.

Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating a possible loss.  Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

The requirements of the 1940 Act and Internal Revenue Code of 1986, as amended (the “Code”) provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets.

Small and Medium Cap Company Risk:  Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.  Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories.  Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s investment adviser believes appropriate, and offer greater potential for gains and losses.

Foreign Securities:  The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)), ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers.  The Fund is not limited in the amount of assets it may invest in such foreign securities.  These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability.  These risks could result in the Fund’s investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S.  As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.  Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities before delivery may be required.  In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.  For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depositary receipts (“IDRs”) and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.  However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid.  Less information is normally available on unsponsored receipts.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities:  The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.  Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.  Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.  In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Preferred Stocks:  The Fund may invest in preferred stocks.  Preferred stock, like common stock, represents an equity ownership in an issuer.  Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights.  Preferred stock in some instances is convertible into common stock.  Although they are equity securities, preferred stocks have characteristics of both debt and common stock.  Like debt, their promised income is contractually fixed.  Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable.  The Fund may invest in non-cumulative preferred stock, although the Fund’s investment adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance.  The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock.  They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.  In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.  The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Fund’s investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

the right to acquire the underlying common stock while holding a fixed income security.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties.  Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investments in REITs may include an additional risk to stockholders.  Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.  In part because REIT distributions often include a nontaxable return of capital, trust distributions to stockholders may also include a nontaxable return of capital.  Stockholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero.  To the extent the distribution exceeds a stockholder’s basis in the Fund’s common shares such stockholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs other than its concentration policy which limits its investments in REITs to no more than 25% of its assets.

Issuer Risk:  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Currency Risk:  Although the Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar.  Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and NAV.  For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s NAV may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange.  Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected.  Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline.  When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise.  Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Defensive Positions:  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.  The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Risk Characteristics of Options and Futures:  Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stock holdings.

Securities Lending Risk:  Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

Discount Risk:  Historically, the shares of the Fund, as well as those of other closed-end investment companies, have frequently traded at a discount to their NAV. Any premium or discount to NAV often fluctuates over time. See “Price Range of Common Stock.”

Other Risks:  In addition to the risks detailed above, the Fund also has investments in auction rate preferred securities, business development companies, special purpose acquisition vehicles, liquidation claims, warrants and rights.  All of these other investments can subject the Fund to various risks. Any of these investments could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—On March 4, 2019, the Fund received authorization from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. In the year ended December 31, 2022, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 2.75% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 14, 2022
The Fund held an annual meeting of shareholders on December 14, 2022. As of the record date, October 13, 2022, there were 11,462,964 shares of the Fund’s common stock issued and outstanding and 2,334,954 shares of the Fund’s preferred stock issued and outstanding. The results of the voting for the proposals were as follows:

Proposal 1(a) To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2023 and until their successors have been duly elected and qualified.

Proposal to elect Andrew Dakos as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,917,675	91.09%	71.88%	970,067

Proposal to elect Ben Harris as a director:

FOR	% of Quorum	% of O/S	WITHHELD
10,419,714	95.70%	75.52%	468,028

Proposal to elect Gerald Hellerman as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,903,643	90.96%	71.78%	984,099

Proposal to elect Charles C. Walden as a director:

FOR	% of Quorum	% of O/S	WITHHELD
10,418,799	95.69%	75.51%	468,943

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal 1(b) To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2023 and until their successors have been duly elected and qualified.

Proposal to elect Phillip Goldstein as a director:

FOR	% of Quorum	% of O/S	WITHHELD
2,146,612	98.72%	91.93%	27,756

Proposal to elect Marc Lunder as a director:

FOR	% of Quorum	% of O/S	WITHHELD
2,146,612	98.72%	91.93%	27,756

O/S – outstanding shares

Special Opportunities Fund, Inc.

General information (unaudited)

Tax information
The Fund designated 14.83% of its ordinary income distribution for the year ended December 31, 2022, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2022, 7.07% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0.00% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s Web site at http://www.sec.gov.  Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2022.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	1	Director, Brookfield
(56)	as of	Since	2009; Principal of the former		DTLA Fund Office
	October	2009	general partner of several		Trust Investor, Inc.;
	2009.		private investment partnerships		Trustee, Crossroads
			in the Bulldog Investors group		Liquidating Trust
			of private funds.		(until 2020);
Trustee, High
Income Securities
Fund; Chairman,
Swiss Helvetia
Fund, Inc.

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser since	1	Chairman, Mexico
(78)	and	Since	2009; Principal of the former		Equity and Income
	Secretary	2009	general partner of several		Fund, Inc.; Director,
	as of		private investment partnerships		MVC Capital, Inc.
	October		in the Bulldog Investors group		(until 2020);
	2009.		of private funds.		Director, Brookfield
DTLA Fund Office
Trust Investor, Inc.;
Trustee, Crossroads
Liquidating Trust
(until 2020);
Chairman, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INDEPENDENT DIRECTORS

Gerald Hellerman	—	1 year;	Managing Director of Hellerman	1	Director, Mexico
(85)		Since	Associates (a financial and		Equity and Income
		2009	corporate consulting firm) since		Fund, Inc.; Trustee,
			1993 (which terminated activities		Fiera Capital Series
			as of December, 31, 2013).		Trust; Trustee, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.; Director,
MVC Capital, Inc.
(until 2020);
Trustee, Crossroads
Liquidating Trust
(until 2020).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(59)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Chief Executive Officer of	1	Trustee,
(54)		Since	Hormel Harris Investments, LLC;		High Income
		2009	Principal of NBC Bancshares, LLC;		Securities Fund.
Chief Executive Officer of Crossroads
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(78)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of three
funds and one
variable series trust)
(until 2019).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
OFFICERS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	n/a	n/a
(56)	as of	Since	2009; Principal of the former
	October	2009	general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser.	n/a	n/a
(54)	President	Since
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser	n/a	n/a
(78)	and	Since	since 2009; Principal of the
	Secretary	2009	former general partner of
	as of		several private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(52)	Compliance	Since	Compliance Officer of
	Officer	2020	Bulldog Investors, LLP;
	as of		Chief Compliance Officer –
	April		High Income Securities Fund,
	2020.		Swiss Helvetia Fund, and
Mexico Equity and Income
Fund; Principal, the Law
Office of Stephanie Darling;
Editor-In-Chief, The
Investment Lawyer.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(54)	Financial	Since	of the Adviser.
	Officer	2014
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on September 15, 2022, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”) met to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLP (the “Adviser”). The Independent Directors (as defined below) held a telephonic executive session on September 7, 2022 (the “September 7, 2022 Meeting”) to review materials related to the renewal of the Advisory Agreement. The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the 1940 Act, in reviewing advisory contracts. Based on their evaluation of the information provided, the Directors, by a unanimous vote (including a separate vote of the Directors who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Directors”)), approved the continuation of the Advisory Agreement for an additional one-year term.

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Independent Directors reviewed and analyzed various factors that they determined were relevant, including (a) the nature, extent, and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund assets managed by the Adviser; (c) the cost of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund; (d) the extent to which economies of scale (if any) would be realized as the Fund grows; and (e) fee comparisons of the advisory services and fees similar to those of the Investment Adviser. The Directors who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Directors”) evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel.  No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement. Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

The materials which had been prepared by the Adviser in response to a questionnaire (known as a “15(c) questionnaire”) provided Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act, distributed to the Directors and reviewed by the Independent Directors together with counsel at the September 7, 2022 Meeting included, among other things, information regarding:  (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) the experience and responsibilities of key personnel at the Adviser; (d) the risk management policies and procedures

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

adopted by the Adviser; (e) the investment performance of the Fund as compared to peer and/or comparable funds; (f) the Adviser’s policy with respect to selection of broker-dealers and allocation of portfolio transactions; (g) fees of the Fund as compared to peer and/or comparable funds; (h) the profitability to the Adviser derived from its relationship to the Fund; (i) the Adviser’s compliance program and chief compliance officer; (j) the Adviser’s policy with respect to proxy voting; (k) affiliates and possible conflicts; and (l) other material factors affecting the Adviser.

The Independent Directors and Messrs. Dakos and Goldstein reviewed the Adviser’s financial information and discussed the profitability of the Adviser as it relates to advising the Fund. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

The Independent Directors and Ms. Darling then assessed the overall quality of services provided to the Fund. The Independent Directors considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Independent Directors noted the unique investment strategy of the Fund and the knowledge and expertise required by the Adviser’s personnel. The Independent Directors also considered the operational strength of the Adviser. The Independent Directors considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors then reviewed the Bulldog Investors, LLC organizational chart as well as the affiliated entity organizational chart. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure necessary to performing its duties under the Investment Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that the Adviser (a) was able to retain quality personnel, (b) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Investment Advisory Agreement, (c) was very responsive to the requests of the Independent Directors and the Fund’s CCO, (d) had

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

consistently kept the Board apprised of developments related to the Fund and the industry in general and (e) continued to demonstrate the ability to grow the Fund over time via investment returns.

The Independent Directors discussed the performance of the Fund for the year-to-date, one-year, three-year, five-year, and ten-year periods ended June 30, 2022. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer fund group with data provided by Morningstar, Inc. (the “Morningstar Peer Group”) and assembled by Fund Services independently from the Adviser. The Independent Directors noted that the Fund’s performance was below the peer group average for the three-year, five-year and ten-year periods but below the peer group average for the one-year period. It was also noted by the Independent Directors that the Adviser had provided select data on the Fund’s Peers that the Adviser believed were most comparable to the investment style of SPE. The Independent directors also noted that they review the investment performance of the Fund at each quarterly meeting. After considering all of the information, the Independent Directors concluded that the Adviser has obtained reasonable returns for the Fund while minimizing risk. Although past performance is not a guarantee or indication of future results, the Independent Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees. The Independent Directors reviewed information prepared by the Adviser, as well as by Fund Services comparing the Fund’s contractual advisory fee with a peer group of funds and comparing the Fund’s overall expense ratio to the expense ratios of the Peer Group. The Independent Directors noted that the contractual investment advisory fee for the Fund of 1.00% was below the 1.02% Peer Group average. The Independent Directors further noted that the then current expense ratio of 1.81% for the Fund, which included the advisory fee on the preferred assets, was greater than the Morningstar Peer Group average expense ratio of 1.40%. It was noted that the Fund is unique in its industry due to its activist investment strategy and true comparisons are difficult. Discussion ensued regarding the selection of the comparable funds by the Adviser and their use of leverage. Following a thorough discussion, the Independent Directors concluded that the Fund’s expenses and the management fee paid to the Adviser were fair and not unreasonable in light of the experience and commitment of the Adviser, as well as the comparative performance, expense and management fee information provided.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

After due consideration of the written and oral presentations, the Independent Directors concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee and in relation to peer comparisons, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to remain high.

Based on the factors discussed above, the Board approved the continuance of the Advisory Agreement between the Fund and Adviser on September 15, 2022.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 9, 2023, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY  11219

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

(b) Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its Code of Ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Marc Lunder is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $39,000 and $39,000, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $4,000 and $4,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2022 and December 31, 2021, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2022 and December 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2022 and December 31, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2022 and December 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2022 and December 31, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2022 and December 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2022 and December 31, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2022	December 31, 2021
Registrant	$6,000	$6,000
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Bulldog Investors, LLP

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments.  Bulldog Investors generally analyzes the proxy statements of issuers of stock owned by Bulldog Investors’ clients, as necessary and votes proxies on behalf of such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Bulldog Investors’ clients.

Proxy Voting Procedures

In evaluating proxy statements, Bulldog Investors relies upon its own fundamental research, and information presented by company management and others.  Bulldog Investors does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy. Bulldog Investors will generally vote proxies against any director who has voted to take action to materially impair shareholder voting rights (e.g., has voted to “opt in” to any state’s control share statute).

Special Opportunities Fund, Inc. (“SPE”).  With respect to proxies of closed-end investment companies held by SPE, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by SPE, unless Bulldog Investors deems it appropriate to seek instructions from SPE shareholders with regard to such vote. In such circumstances, Bulldog Investors will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions. Bulldog Investors will post such instructions on SPE’s website and will send an email indicating that it is seeking instructions to those SPE shareholders who have requested to receive such information.  In each semi-annual report to SPE shareholders, they are solicited to request to receive such information.

All Clients.  In certain circumstances, Bulldog Investors may enter into a settlement agreement with an issuer of stock owned by Bulldog Investors’ clients that requires Bulldog Investors to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures.  In entering into any such agreement, Bulldog Investors has determined that the anticipated impact of entering into such settlement agreement is in the interests of Bulldog Investors’ clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, Bulldog Investors will consider whether any business or other relationships between a portfolio manager, Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investors’ Code of Ethics requires all partners to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of Bulldog Investors and its clients, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2023.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLP.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Partner of Bulldog Investors, LLP and its predecessors since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities that previously served as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He is a director/trustee of the following closed-end funds: Mexico Equity and Income Fund since 2000, Swiss Helvetia Fund, Inc. since 2018 and High Income Securities Fund since 2018.  He also is a director of Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017. He served as a director of MVC Capital, Inc., a business development company, from 2012-2020; and a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2016-2020.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Partner of Bulldog Investors, LLP and its predecessors since its inception in October 2009. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities that previously served as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has served as a director/trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2015-2020, High Income Securities Fund, a closed-end fund, since 2018, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, and Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Bulldog Investors, LLP and its predecessors since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities that previously served as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director/trustee of the following closed-end funds: The Mexico Equity and Income Fund, Inc., since 2001; and High Income Securities Fund, since 2018.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2022 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das
(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:
(A) Registered investment companies:  1
(B) Other pooled investment vehicles:  6
(C) Other accounts:  406
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: None. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  2 other accounts; $3.35 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not, and in connection with managing the accounts of certain principals of the Portfolio Manager (“Proprietary Accounts”) alongside the accounts of unaffiliated clients.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts, and may have an incentive to favor the Proprietary Accounts over the accounts of unaffiliated clients.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Bulldog Investors, LLP.  In order to address these conflicts of interest, Bulldog Investors, LLP has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2022 (per instructions to paragraph (a)(4).

As of December 31, 2022, Mr. Goldstein beneficially owns 17,815 shares of common stock of the Registrant; Mr. Dakos beneficially Directly owns 10,162 shares of common stock of the Registrant, and Indirectly owns 6,039 shares of common stock of the Registrant; and Mr. Das owns 2,853 shares of common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2022 to 7/31/2022	N/A	N/A	N/A	N/A
8/1/2022 to 8/31/2022	N/A	N/A	N/A	N/A
9/1/2022 to 9/30/2022	N/A	N/A	N/A	N/A
10/1/2022 to 10/31/2022	N/A	N/A	N/A	N/A
11/1/2022 to 11/30/2022	N/A	N/A	N/A	N/A
12/1/2022 to 12/31/2022	N/A	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended December 31, 2022 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on March 4, 2019. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    2-28-2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    2-28-2023

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date    2-28-2023

* Print the name and title of each signing officer under his or her signature.